Description of Business and Summary of Significant Accounting Policies (Details) - Schedule of accrued warranty liability, which is included as a component of accrued expenses and other current liabilities - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of accrued warranty liability, which is included as a component of accrued expenses and other current liabilities [Abstract]
Beginning balance	$ 31	$ 20
Warranty provision	90	185
Consumption	(81)	(174)
Ending balance	$ 40	$ 31